UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Cynthia Hostetler, Eli Jones, Prema Mathai-Davis, Daniel S. Vandivort and James “Jim” Liddy as trustees of the Fund to be voted on by the holders of the Fund’s Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 12, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by w.w.w.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the w.w.w.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. w.w.w.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, w.w.w.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 12, 2025 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Cynthia Hostetler, Eli Jones, Daniel S. Vandivort and James “Jim” Liddy as trustees of the Fund to be voted on by the holders of the Fund’s Common Shares and the holders of the Fund’s Preferred Shares voting together.

•	To elect Prema Mathai-Davis, as a trustee of the Fund to be voted on only by the holders of the Fund’s Preferred Shares voting separately.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 12, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Trust Company, N.A. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by w.w.w.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the w.w.w.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. w.w.w.proxy-direct.com verifies the number and presents the shareholder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, w.w.w.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 12, 2025 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Log In Page Computershare proxydirect Enter your 14 digit control number from the shaded box on your notice or card: 487 9999 9001 099 Enter your 8 digit security code from the unshaded box on your notice or card: 9999 9999 Login Sample Proxy/Voting Instruction Card XXXXXXXXXXXXXX XXXXXXXX Control Number Security Code Note please sign exactly as your name’s) appear on this card joint owners each sign individuality Corporate proxies should be singed in full corporate name by an authorized officer. Fiduciaries should give full titles. Signature Signature of joint owner, if any Date Sample Notice PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE listed in the BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. when you are ready to vote, you can use the same Control Number & Security Code to record your vote. XXXXXXXXXXXXXX XXXXXXXX Control Number Security Code WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Home • Contact Us • Privacy Policy • Help [124] ©2025 - Computershare. All Rights Reserved.

Acknowledgement Page Computershare proxydirect INVESCO FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2025 The undersigned holder of Shares of the Fund(s) listed on the reverse side hereby revokes all previous proxies for his/her Shares of the Fund(s) and appoints Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards, Adrienne Ruffle and Adam Henkel, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 12, 2025, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. Click Here To Acknowledge Home • Contact Us • Privacy Policy • Help • View Materials [124] ©2025 - Computershare. All Rights Reserved.

Voting Pages

Funds
Invesco Advantage Municipal Income Trust II
Invesco California Value Municipal Income Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust

Proposals

Mark All > For | Withhold

1a.01 Election of Trustee Cynthia Hostetler.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.02 Election of Trustee Eli Jones.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.03 Election of Trustee Daniel S. Vandivort.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.04 Election of Trustee James "Jim" Liddy.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold

If you have questions regarding the voting process, please call
1-877-456-7881

Cancel Vote & Exit | Submit Vote

Funds
Invesco Senior Income Trust
Invesco Trust for Investment Grade Municipals
Invesco Trust for Investment Grade NY Municipals
Invesco Value Municipal Income Trust

Mark All > For Withhold

Proposals

1a.01	Election of Trustee Cynthia Hostetler.	**Fund Specific Vote**
	Invesco Senior Income Trust	For Withhold
	Invesco Trust for Investment Grade Municipals	For Withhold
	Invesco Trust for Investment Grade NY Municipals	For Withhold
	Invesco Value Municipal Income Trust	For Withhold
1a.02	Election of Trustee Eli Jones.	**Fund Specific Vote**
	Invesco Senior Income Trust	For Withhold
	Invesco Trust for Investment Grade Municipals	For Withhold
	Invesco Trust for Investment Grade NY Municipals	For Withhold
	Invesco Value Municipal Income Trust	For Withhold
1a.03	Election of Trustee Daniel S. Vandivort.	**Fund Specific Vote**
	Invesco Senior Income Trust	For Withhold
	Invesco Trust for Investment Grade Municipals	For Withhold
	Invesco Trust for Investment Grade NY Municipals	For Withhold
	Invesco Value Municipal Income Trust	For Withhold
1a.04	Election of Trustee James "Jim" Liddy.	**Fund Specific Vote**
	Invesco Senior Income Trust	For Withhold
	Invesco Trust for Investment Grade Municipals	For Withhold
	Invesco Trust for Investment Grade NY Municipals	For Withhold
	Invesco Value Municipal Income Trust	For Withhold

If you have questions regarding the voting process, please call
1-877-456-7881

Cancel Vote & Exit | Submit Vote

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Funds
Invesco Bond Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust

Mark All > For | Withhold

Proposals

1c.01	Election of Trustee Cynthia Hostetler.	**Fund Specific Vote**
	Invesco Bond Fund	○ For ○ Withhold
	Invesco High Income Trust II	○ For ○ Withhold
	Invesco Municipal Income Opportunities Trust	○ For ○ Withhold
1c.02	Election of Trustee Eli Jones.	**Fund Specific Vote**
	Invesco Bond Fund	○ For ○ Withhold
	Invesco High Income Trust II	○ For ○ Withhold
	Invesco Municipal Income Opportunities Trust	○ For ○ Withhold
1c.03	Election of Trustee Prema Mathai-Davis.	**Fund Specific Vote**
	Invesco Bond Fund	○ For ○ Withhold
	Invesco High Income Trust II	○ For ○ Withhold
	Invesco Municipal Income Opportunities Trust	○ For ○ Withhold
1c.04	Election of Trustee Daniel S. Vandivort.	**Fund Specific Vote**
	Invesco Bond Fund	○ For ○ Withhold
	Invesco High Income Trust II	○ For ○ Withhold
	Invesco Municipal Income Opportunities Trust	○ For ○ Withhold
1c.05	Election of Trustee James "Jim" Liddy.	**Fund Specific Vote**
	Invesco Bond Fund	○ For ○ Withhold
	Invesco High Income Trust II	○ For ○ Withhold
	Invesco Municipal Income Opportunities Trust	○ For ○ Withhold

If you have questions regarding the voting process, please call
1-877-456-7881

Cancel Vote & Exit | **Submit Vote**

Home - Contact Us - Privacy Policy - Help - **View Materials**

[124] ©2025 - Computershare. All Rights Reserved.

Funds
Invesco Advantage Municipal Income Trust II
Invesco California Value Municipal Income Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust

Mark All > For Withhold

Proposals

	Fund Specific Vote
1a.01 Election of Trustee Cynthia Hostetler.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.02 Election of Trustee Eli Jones.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.03 Election of Trustee Daniel S. Vandivort.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1a.04 Election of Trustee James "Jim" Liddy.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold
1b.01 Election of Trustee Prema Mathai-Davis.	**Fund Specific Vote**
Invesco Advantage Municipal Income Trust II	○ For ○ Withhold
Invesco California Value Municipal Income Trust	○ For ○ Withhold
Invesco Municipal Opportunity Trust	○ For ○ Withhold
Invesco Municipal Trust	○ For ○ Withhold
Invesco Pennsylvania Value Municipal Income Trust	○ For ○ Withhold
Invesco Quality Municipal Income Trust	○ For ○ Withhold

If you have questions regarding the voting process, please call
1-877-456-7881

Cancel Vote & Exit | Submit Vote

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Sample Vote Confirmation Page

Log Out

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 8/12/2025 2:00 PM CT to submit new voting instructions.

This is a summary of your voting instructions for the Invesco Closed End Proxy Mailing. You may print this page for your records.

Print Page

Instructions submitted on 6/27/2025 4:43:32 PM [ET]

1a.01 Election of Trustee Cynthia Hostetler.	**Fund Specific Vote**
Invesco Senior Income Trust	Voted For
Invesco Trust for Investment Grade Municipals	Voted For
Invesco Trust for Investment Grade NY Municipals	Voted For
Invesco Value Municipal Income Trust	Voted For
1a.02 Election of Trustee Eli Jones.	**Fund Specific Vote**
Invesco Senior Income Trust	Voted For
Invesco Trust for Investment Grade Municipals	Voted For
Invesco Trust for Investment Grade NY Municipals	Voted For
Invesco Value Municipal Income Trust	Voted For
1a.03 Election of Trustee Daniel S. Vandivort.	**Fund Specific Vote**
Invesco Senior Income Trust	Voted For
Invesco Trust for Investment Grade Municipals	Voted For
Invesco Trust for Investment Grade NY Municipals	Voted For
Invesco Value Municipal Income Trust	Voted For
1a.04 Election of Trustee James "Jim" Liddy.	**Fund Specific Vote**
Invesco Senior Income Trust	Voted For
Invesco Trust for Investment Grade Municipals	Voted For
Invesco Trust for Investment Grade NY Municipals	Voted For
Invesco Value Municipal Income Trust	Voted For
1b.01 Election of Trustee Prema Mathai-Davis.	**Fund Specific Vote**
Invesco Senior Income Trust	Voted For
Invesco Trust for Investment Grade Municipals	Voted For
Invesco Trust for Investment Grade NY Municipals	Voted For
Invesco Value Municipal Income Trust	Voted For

Vote Another Card or Exit

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:

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Computershare Fund Services INVESCO Funds WO # 34487—TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 06/12/2025 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.” OR “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” ALL proposals.” IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” the proposal. OR Okay, you’ll be voting your proxy for shares in Invesco Funds. The Board Recommends a vote FOR” ALL proposals. IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again “ IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin “ THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS: “PROPOSAL 1a,1b,1c FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” IF THE STOCKHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted “For All” Nominees. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE STOCKHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the 1st holding listed on this proposal you just voted to withhold your vote from all Nominees. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE STOCKHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. “THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.” AFTER THE STOCKHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: “OK, withholding your vote from nominee number N” [Where N is the nominee number entered]” THEN THE STOCKHOLDER HEARS: “To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).” WHEN # (POUND) IS PRESSED, THE STOCKHOLDER HEARS: “Okay, finished withholding from nominees” THEN THE STOCKHOLDER HEARS: Okay, for the 1 st holding listed on this proposal you just voted to withhold your vote from nominee(s) N” [Where N is(are) the nominee number(s) entered by the STOCKHOLDER] To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE STOCKHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL: Okay, I’ll apply the same vote to all other holdings listed. IF THE STOCKHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY: Okay, let’s continue then THEN THE STOCKHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]: Example: “For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows “ [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for Invesco Active U.S. Real Estate ETF taking place on July 10, 2025 in Downers Grove, Illinois, Press 1.

If you have questions regarding the Special Meeting of Shareholders for Invesco Real Estate Fund taking place on July 10, 2025 in Houston, Texas, Press 2.

If you have questions regarding the Annual Shareholder Meeting for the Invesco Closed-End Funds taking place on August 12, 2025 in Houston, Texas, Press 3.

If you plan to attend the Special Meeting of Shareholders of Invesco Active U.S. Real Estate ETF, Press 4.

If you plan to attend the Special Meeting of Shareholders of Invesco Real Estate Fund, Press 5.

If you plan to attend the Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 6.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 4	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco Active U.S. Real Estate ETF, which is currently scheduled for 12:00 p.m. Central Daylight Time on July 10, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 5	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco Real Estate Fund which is currently scheduled for 1:00 p.m. Central Daylight Time on July 10, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 6	Thank you for planning to attend the upcoming Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 2:00 p.m. Central Daylight Time on August 12, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.